UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Manufacturing Services Agreement

On December 21, 2018, OptiNose, Inc. and its subsidiaries (together, the “Company”), entered into a Manufacturing Services Agreement for Subassembly (the “Agreement”), with Advance Mold & Manufacturing, Inc., d/b/a Vision Technical Molding (“Flex”). Under the terms of the Agreement, Flex will manufacture the liquid delivery sub-assembly component of XHANCE®, which consists of injection molded parts and other purchased components. The initial term of the Agreement expires on October 24, 2021, but will automatically renew for successive one-year terms unless either party provides at least ninety (90) days prior written notice to the other that it does not intend to renew the Agreement. The Company has certain rights to terminate the Agreement, including upon advance notice to Flex, if Flex fails an inspection or suffer a disciplinary action by a governmental authority and fail to cure such issue within a specified period of time, or if Flex fails to gain recommendation for approval by the FDA to manufacture the liquid delivery subassembly component to be manufactured pursuant to the Agreement.  The Company or Flex may terminate the Agreement for uncured material breaches or insolvency of the other party.

The Company is required to provide rolling monthly forecasts to Flex, of which a certain portion of such forecasts are binding. Starting in July 2020 and annually thereafter, the Company is required to have purchased a minimum number of the liquid delivery subassembly components over the annual period or it will be required to reimburse Flex a specified fee based on the number of such components not purchased. The Agreement also contains representations, warranties, indemnification and other obligations of the Company and Flex.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to a subsequent filing with the Securities and Exchange Commission (the “Commission”), as permitted by the rules of the Commission. The Company intends to seek confidential treatment for certain portions of the Agreement pursuant to a Confidential Treatment Request to be submitted to the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: December 26, 2018